EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF BANNER CORPORATION
PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES ACT OF 1934

I, Mark J. Grescovich, certify that:

1.I have reviewed this Annual Report on Form 10-K/A of Banner Corporation; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

February 26, 2021	/s/Mark J. Grescovich
Mark J. Grescovich
Chief Executive Officer
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